UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 24, 2025

(Date of earliest event reported)

SALLY BEAUTY HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-33145	36-2257936
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3001 Colorado Boulevard, Denton, Texas	76210
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (800) 777-5706

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SBH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

On January 24, 2025, Sally Beauty Holdings, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). The number of shares of the Company’s common stock entitled to vote at the Annual Meeting was 102,472,251 and each share of common stock was entitled to one vote. The holders of 95,995,209 shares of common stock were present at the Annual Meeting, either in person or by proxy, constituting a quorum.

At the Annual Meeting, the Company’s stockholders acted upon the following matters:

(i)	the election of nine directors to the Board of Directors to hold office until the 2026 Annual Meeting of Stockholders;

(ii)

the approval of an advisory (non-binding) resolution regarding the compensation of the Company’s named executive officers, including the Company’s compensation practices and principles and their implementation;

(iii)	the approval of the Sally Beauty Holdings, Inc. 2025 Omnibus Incentive Plan;

(iv)	the ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the 2025 fiscal year; and

(v)	vote on a stockholder proposal to adopt a new director election resignation guideline.

The voting results reported below are final.

Proposal 1 – Election of Directors

Each of the individuals listed below was duly elected as a director of the Company to serve until the 2026 Annual Meeting of Stockholders or until his or her successor is duly elected and qualified. The results of the election were as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Rachel R. Bishop	91,007,254	1,597,529	12,456	3,377,970
Jeffrey Boyer	91,845,224	758,999	13,016	3,377,970
Diana S. Ferguson	91,186,290	1,332,887	98,062	3,377,970
Dorlisa K. Flur	91,237,152	1,280,949	99,138	3,377,970
James M. Head	92,036,047	435,386	145,806	3,377,970
Lawrence “Chip” Molloy	92,119,033	485,349	12,857	3,377,970
Erin Nealy Cox	91,353,806	1,251,268	12,165	3,377,970
Denise Paulonis	92,042,566	430,639	144,034	3,377,970
Debra Perelman	88,586,684	3,956,850	73,705	3,377,970

Proposal 2 – Approval of Non-Binding Resolution Regarding Executive Officer Compensation

The compensation of the Company’s named executive officers, including the Company’s compensation practices and principles and their implementation, was approved on an advisory (non-binding) basis. The results of the advisory vote were as follows:

For	Against	Abstain	Broker Non-Votes
88,633,909	3,377,723	605,607	3,377,970

Proposal 3 – Approval of the Sally Beauty Holdings, Inc. 2025 Omnibus Incentive Plan

The Sally Beauty Holdings, Inc. 2025 Omnibus Incentive Plan was approved. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
88,352,584	3,907,470	357,185	3,377,970

Proposal 4 – Ratification of Selection of Auditors

The Board of Directors’ selection of KPMG LLP as the Company’s independent registered public accounting firm for the 2025 fiscal year was ratified. The results of the ratification were as follows:

For	Against	Abstain
94,662,532	964,527	368,150

Proposal 5 – Vote on a Stockholder Proposal to Adopt a New Director Election Resignation Guideline

The stockholder proposal to adopt a new director election resignation guideline was not approved. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
35,689,992	56,392,272	534,975	3,377,970

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SALLY BEAUTY HOLDINGS, INC.

January 29, 2025	By:	/s/ Denise Paulonis
Name: Denise Paulonis
Title: President and Chief Executive Officer